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                                                                   EXHIBIT 23




CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement Nos. 333-121283, 333-121282, 333-107810, 333-100349, 333-61614 and 333-44870 of
Community Health Systems, Inc. on Form S-8 of our report dated June 21, 2006, appearing in this Annual Report on Form 11-K of Community Health Systems, Inc. 401(k) Plan for the year ended December 31, 2005.



/s/ Deloitte & Touche LLP


Nashville, Tennessee
June 21, 2006